UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2015 – December 31, 2015

Item 1. Reports to Shareholders.

DECEMBER 31, 2015

2015 Annual
Review and Report to Shareholders

Royce Capital Fund–
Micro-Cap Portfolio

Royce Capital Fund–
Small-Cap Portfolio

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Capital Fund–Micro-Cap Portfolio	6

Royce Capital Fund–Small-Cap Portfolio	8

Schedules of Investments and Financial Statements	10

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	24

Understanding Your Fund’s Expenses	25

Trustees and Officers	26

Notes to Performance and Other Important Information	27

This page is not part of the Royce Capital Fund 2015 Annual Report to Shareholders

Letter to Our Shareholders

"THE BEST MUSICAL"
NOW SHOWIN
RESTAUR
STUDIO
PARK
ACE
CADE

GOODBYE TO ALL THAT
It was the sort of year that, when you first look at the final equity market returns, might seem unexceptional, almost quiet. It is only when plugged into the context of the long, mostly bullish market since March 2009 that 2015’s more muted results begin to make more sense—one could even be forgiven for wondering why the losses for the major domestic stock indexes were not steeper than they were at the end of December, considering the heights to which most indexes ascended following the end of the Financial Crisis. Yet the mostly single-digit losses that marked 2015 were the first negative calendar-year returns for small-caps since 2011 (as measured by the Russell 2000 Index). For their part, large-caps, as measured by the Russell 1000 and S&P 500 Indexes, had low single-digit positive returns.

An equally important contextual piece is the larger macro situation—and few stock market cycles have been shaped as deeply as the current period has been by forces beyond the companies themselves. So while factors such as interest rates, commodity prices, technological innovation, consumer confidence, and the like always influence the movement of share prices to some extent, the fragility of the global economy in the years following the crisis has resulted in levels of central bank and other government interventions not seen since The Great Depression. These actions were almost assuredly necessary to keep the economy afloat. At the same time, however, these policies—particularly zero interest rates and quantitative easing—had significant unintended consequences. And only now, a full seven years after the tumult, is the situation in the U.S. slouching toward something resembling the Old Normal—that is, a business cycle in which access to credit is more constrained, borrowing has a cost (however low) and both financial health and profitable execution are likely to matter to investors. To be sure, the road back has proved both longer and more winding than any of us could have foreseen at almost any point over the last seven years. At this writing in January of 2016 we know the path in front of us will have its own share of formidable challenges as we embark on the latest leg of the journey.

As equity investors, we find ourselves in a curious, ambiguous place. The number of risks affecting share prices (among other things) is long and somewhat chilling: Weak commodity prices, flagging currency in China, elevated credit concerns, and geopolitical instability. By year-end, the spread between the U.S. 10-Year note and the Two-Year note—which, when it inverts,

This page is not part of the Royce Capital Fund 2015 Annual Report to Shareholders | 1

LETTER TO OUR SHAREHOLDERS

Our own Charlie Dreifus described 2015 as “a wild ride to nowhere.” We can think of no more fitting way to characterize the year, which was distinguished by high volatility and broadly divergent sector and industry results.

often signals recession—had narrowed to a point near the bottom of its six-year range at about 122 basis points. Still far from inverted, it is worth keeping an eye on. We also saw widening credit spreads, a growing number of defaults, and additional signs of a potential credit crunch, especially in the energy industry. Our concerns over credit only intensified in light of the market’s mild reaction to the Fed’s hike on December 16. The situation is of particular interest and concern to us as small-cap specialists. As has been the case historically, a significant deterioration in access to capital would likely have a larger negative impact on small-caps, especially those carrying excess leverage. Of course, this development could also produce an advantage for more conservatively capitalized small-cap businesses—and we own plenty across our value, core, and growth strategies. This is one facet of what we believe is a strong case for disciplined, contrarian, bottom-up small-cap approaches that put a premium on managing risk. More widespread success for these kinds of approaches would be a welcome departure from 2015, to which we are happy to say, “Goodbye and good riddance.”
“A WILD RIDE TO NOWHERE”
Our own Charlie Dreifus described 2015 as “a wild ride to nowhere.” We can think of no more fitting way to characterize the year, which was distinguished by high volatility and broadly divergent sector and industry results. The market’s indecision and frustration displayed itself with 19 crossings back and forth over the flat line for the S&P 500. There were single-digit gains in 2015 for a few global and domestic indexes—and single-digit losses for several more. The important exceptions to the downward trend were the Nasdaq Composite, U.S. large-caps, and European issues—small-caps in particular. The Nasdaq Composite was the clear domestic leader in 2015, while the large-cap Russell 1000 and S&P 500 just barely escaped a volatile and bearish December to finish with modestly positive results.

Within our chosen specialty of small-cap stocks, there were strong returns for Health Care and discrete, more growth-oriented pockets of Information Technology that were accompanied by losses for each of the index’s eight remaining equity sectors, including Energy, Materials, Industrials, and Consumer Discretionary. Along with Information Technology, those four sectors have been among our

Equity Indexes
As of December 31, 2015 (%)

•
The Calendar Year Was a Wild Ride To Nowhere—2015 saw single-digit losses for a number of global and domestic indexes. The important exceptions to these mostly modest equity declines came from U.S. large-caps, the Nasdaq Composite, international small-caps, and European issues (especially small-caps).

•
Longer-Term Perspective—Returns Moving Lower Toward More Historically Typical Levels—Three- and five-year returns remained higher than their long-term rolling averages but were down noticeably from where they were for the same periods through 6/30/15. Large-cap led for the three-and five-year periods ended 12/31/15, followed for both periods by the Russell Midcap, Russell Microcap, and Russell 2000. The Russell 2000 Growth outpaced the Russell 2000 Value for the three- and five-year periods ended 12/31/15.

	1-YR	3-YR	5-YR	10-YR

Russell 2000	-4.41	11.65	9.19	6.80

Russell 2000 Value	-7.47	9.06	7.67	5.57

Russell 2000 Growth	-1.38	14.28	10.67	7.95

S&P 500	1.38	15.13	12.57	7.31

Russell 1000	0.92	15.01	12.44	7.40

Nasdaq Composite	5.73	18.37	13.55	8.55

Russell Midcap	-2.44	14.18	11.44	8.00

Russell Microcap	-5.16	12.70	9.23	5.13

Russell Global ex-U.S. Small Cap	0.50	4.32	1.87	4.40

Russell Global ex-U.S. Large Cap	-5.02	2.07	1.40	3.25

Russell Europe Small Cap	9.37	10.97	6.69	5.76

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8.

2 | This page is not part of the Royce Capital Fund 2015 Annual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

The driving force behind each of our distinct investment strategies—value, growth, and core—is a bottom-up approach, the result of our firm conviction that deep knowledge of companies and their industry dynamics ultimately matters more than the larger macro picture.

largest portfolios weightings and/or substantial overweights versus our Funds’ respective benchmarks over the last few years. One can get a sense of how confounding 2015 was by noting the confluence of losses for Energy and Consumer Discretionary, which defied the historical trend of low energy prices creating widespread demand for discretionary purchases. Indeed, traditional retail stocks were a particular source of red ink for the sector, in spite of consumer confidence remaining high and select, mostly large online companies scoring significant successes. In fact, the 4.4% decline for the Russell 2000 in 2015 masks just how challenging it was to find strong small-cap performers, especially outside the bio-pharma complex. The difficulty becomes clearer in the context of the small-cap index’s decline of 10.1% on an equal-weighted basis in 2015. (Similarly, the S&P 500 was also down on an equal-weighted basis, falling 2.2% for the calendar year.)

Looking within small-cap from a style perspective reveals another year in which the Russell 2000 Growth Index, which was down 1.4%, outpaced the Russell 2000 Value Index, which lost 7.5%. Yet small-cap value actually fared better than its growth sibling during the third-quarter correction, losing 10.7% versus 13.1%. Perhaps more interestingly—to us, at least—small-cap value led from the July 17, 2015 high for small-cap non-earners through year-end, falling 8.0% compared to an 11.3% decline for small-cap growth. Down and flat markets have historically favored value, as well as other valuation-focused approaches, so it was reassuring to see that pattern recur, however briefly, in 2015. The last decade, after all, has belonged to small-cap growth. The Russell 2000 Growth beat the Russell 2000 Value for the third consecutive year as of the end of 2015, and finished ahead in seven of the last 10 calendar years, resulting in a historically wide margin of outperformance on a trailing 10-year basis through the end of 2015. As long-time believers in mean reversion, we suspect that leadership from value will be the more likely relative performance pattern going forward. (Certainly that has been the case through late January—the Russell 2000 Value Index has thus far held up better than its growth counterpart.)

WHERE ARE WE NOW?
The question is: Where are we now? We first want to stress that while the equity and other capital markets are under pressure, not all the news is grim. Several notable bright spots are present that militate against the rising wave of recessionary anxieties: job growth in the U.S. remains steady, while real incomes, as well as expectations, have risen. Perhaps more important is the fact that household formations picked up in 2015 and many expect them to rise again in 2016. The economy also received a probable boost late in December when the government passed a budget deal that increased spending and put business tax credits in place. These moves, which could add as much as 0.7% to U.S. GDP in 2016, could also help areas as diverse as technology, defense, consumer, and nonresidential construction. With so much of the global spotlight on China, it’s also worth mentioning that the U.S. economy remains by far the world’s largest—and has little dependence on that of China.

That being said, many investors are understandably anxious over the “4 Cs” of commodities, currency, credit, and China—worries that were intense even before the massive sell-off that opened 2016. As mentioned, we peg the troubled state of the credit markets as the greatest concern for small-cap investors, especially in the near term. Yet we also believe that these uncertain conditions offer fertile ground for disciplined stock pickers (though January’s ground probably felt more like quicksand for many). The driving force behind each of our distinct investment strategies—value, growth, and core—is a bottom-up approach, the result of our firm conviction that deep knowledge of companies and their industry dynamics ultimately matters more than the larger macro picture. While the last five years have not been kind to these approaches, we think the seismic shifts in the markets of late are another sign that the next five years will be different.

This page is not part of the Royce Capital Fund 2015 Annual Report to Shareholders | 3

    LETTER TO OUR SHAREHOLDERS

In addition to the tightening credit climate, we think that the world is moving out of an intensely macro-focused phase into a more historically typical period that will feature lower equity returns. Long-term returns for the Russell 2000 have shifted from spectacular highs to levels more in line with their historical averages. We think returns for the next three-to-five years will be positive, but lower than, or close to, their long-term average. In this environment, we expect leadership to come from companies with low leverage, high returns on invested capital, and other financial and/or operational strengths, which should bode well for many of our holdings in more cyclical areas. So while there may be additional pain for many small-caps in the initial phase of a significant credit or other market-rocking event, we think financially self-supporting companies should emerge in far better condition than their more highly leveraged and/or less profitable peers. Earnings will matter. Their increasing importance should cause a shift in small-cap leadership away from unprofitable or money-losing businesses toward profitable ones. We see earnings growth, as opposed to P/E expansion, driving market returns as stocks seek to regain their balance later in 2016.

To be sure, we saw evidence of positive change during January 2016. As equity prices were falling at an alarming rate, both Micro-Cap and Small-Cap Portfolios held up very well. Each outpaced their respective benchmarks—the Russell Microcap and Russell 2000 Indexes—in January. In addition, Royce Small-Cap Portfolio also outperformed the Russell 2000 for the one-year period ended January 31, 2016. While not wanting to make too much of a short-term period, we were especially pleased by this early strength. These developments bolster our optimism for better times ahead.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

January 31, 2016

4 | This page is not part of the Royce Capital Fund 2015 Annual Report to Shareholders

Performance and Expenses

Performance and Expenses
As of December 31, 2015
	AVERAGE ANNUAL TOTAL RETURNS (%)
						SINCE INCEPTION	ANNUAL OPERATING
	1-YR	3-YR	5-YR	10-YR	15-YR	(12/27/96)	EXPENSES (%)

Royce Capital Fund–Micro-Cap Portfolio	-12.46	0.70	-0.69	3.55	7.68	9.71	1.31

Royce Capital Fund–Small-Cap Portfolio	-11.80	7.06	5.95	6.00	8.87	10.48	1.05

INDEX

Russell Microcap Index	-5.16	12.70	9.23	5.13	7.99	N/A	N/A

Russell 2000 Index	-4.41	11.65	9.19	6.80	7.28	7.65	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if the expenses were reflected, total returns would have been lower. Operating expenses reflect the Funds’ total annual operating expenses for the Investment Class as of the Funds’ most current prospectus and include management fees, other expenses, and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 12/31/15, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. (Please see “Primary Risks for Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

This page is not part of the Royce Capital Fund 2015 Annual Report to Shareholders | 5

MANAGER’S DISCUSSION
Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel

FUND PERFORMANCE
Royce Capital Fund–Micro-Cap Portfolio was down 12.5% in 2015, lagging its benchmark, the Russell Microcap Index, which fell 5.2%, and the small-cap Russell 2000 Index, which declined 4.4% for the same period. Small- and micro-cap returns were dominated by growth stocks through much of the year, which created challenges for our more valuation-centric approach—but also presented promising long-term opportunities. Indeed, following a strong fourth quarter, we entered the new year with renewed, though cautious, optimism.

Micro-Cap fell 1.1% for the year-to-date period ended June 30, 2015, while the Russell Microcap and Russell 2000 advanced 6.0% and 4.8%, respectively. In the third quarter stocks experienced a sweeping correction, and the Fund slid 15.2% versus respective losses of 13.8% and 11.9% for the micro-cap and small-cap indexes. Micro-Cap did better on both an absolute and relative basis in the fourth quarter, outpacing both indexes with a 4.3% advance compared to 3.7% for the Russell Microcap and 3.6% for the Russell 2000. Longer-term relative results were also better versus the small-cap index. Royce Micro-Cap Portfolio outperformed the Russell 2000 for the 15-year and since inception (12/27/96) periods ended December 31, 2015. (Data for the Russell Microcap only goes back to June 30, 2000.) The Fund’s average annual total return since inception was 9.7%.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s nine equity sectors finished 2015 in the red. Four areas detracted significantly—Industrials, Consumer Discretionary, Materials, and Energy. On the industry level, five groups posted sizable net losses: metals & mining, specialty retail, energy equipment & services, diversified consumer services, and machinery. The first of these groups was home to two of the Fund’s five largest detractors. Horsehead Holding produces zinc. Among other challenges, its management struggled to boost production in a newly commissioned processing facility to a level that would generate sustainable returns for shareholders. The combination of falling zinc prices, low utilization, and relatively high levels of project financing led us to sell our position. Universal Stainless & Alloy Products, which manufactures semi-finished and finished specialty steel products, underwent significant pressure on its business as steel prices continued to decline. As part of an ongoing effort to reduce the portfolio’s exposure to the commodity complex, we sold our position.

Gulf Island Fabrication suffered along with most energy businesses in what’s shaping up to be the worst market for its industry in 30 years. The company makes offshore drilling platforms and other structures for use in offshore energy production. We held the bulk of our shares, which were trading at a significant discount to book value at the end of 2015. Liking its efforts to diversify its customer base, we see it as part of an effort to high-grade our holdings with commodity exposure. Two stocks in the for-profit education business (part of Consumer Discretionary) endured losses for the year, mostly due to intense regulatory scrutiny from the current Administration. This has created significant headwinds to enrollment growth. American Public Education focuses on postsecondary school needs for the military and public services sectors. We like its valuation and differentiated focus and thus kept a small position at the end of 2015. We chose to exit our position in Lincoln Educational Services as we did not think its offerings were diverse enough. Net losses for Industrials were spread out across a number of industry groups, including machinery stocks and construction & engineering companies.

     On the positive side, two holdings stood out. Firearms manufacturer Smith & Wesson Holding continued to gain market share while recent heavy investments in R&D led to major product innovation. We took gains as its shares climbed. LSI Industries was the portfolio’s second-largest position at year-end. A leading provider of lighting and graphics products, it has continued to benefit from its strong position in light-emitting diode (LED) technology.

All but one of the Fund’s sectors came up short versus the Russell Microcap in 2015. Our significant underweight in Financials played the primary role, keyed by our very low exposure to banks. Stock selection was also a factor. The portfolio’s overweight in Materials hampered relative results as did exposure to metals & mining stocks. Stock selection in Consumer Discretionary also contributed to underperformance. In Energy and Industrials, stock selection was a positive.

Top Contributors to Performance For 2015 (%)[1]

Smith & Wesson Holding Corporation	0.73

LSI Industries	0.61

INTL FCStone	0.42

Photronics	0.40

Relypsa	0.28

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Horsehead Holding Corporation	-0.68

Gulf Island Fabrication	-0.52

American Public Education	-0.48

Universal Stainless & Alloy Products	-0.47

Lincoln Educational Services	-0.45

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We made only modest changes to the portfolio in the second half of 2015. We used proceeds from trims to commodity-based holdings to add to Financials as we believe the first steps toward a more normalized interest rate environment should benefit many companies in the sector. At the end of the year, however, we remained substantially underweight. Our largest weightings remained Information Technology, Industrials, and Consumer Discretionary. We continue to find value in these sectors and view select areas as having the potential to benefit from the relative strength of the U.S. economy. Health Care was a large underweight, with significantly less exposure to biotech where multiples continued to look too stretched for our valuation-based discipline.

6 | Royce Capital Fund 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/96)

RCM	-11.52	-12.46	0.70	-0.69	3.55	7.68	9.71

Annual Operating Expenses: 1.31%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 82% of all 10-year periods; 72% of all 5-year periods; and 53% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	55/67	82%	8.4	6.6

5-year	91/127	72%	8.7	7.4

1-year	93/175	53%	10.9	10.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 27 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception)
as of 12/31/15 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

Resources Connection	1.1

LSI Industries	1.0

Zealand Pharma	1.0

ePlus	0.9

Lydall	0.9

Shoe Carnival	0.9

ORBCOMM	0.9

Photronics	0.9

Culp	0.9

Fabrinet	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.3

Industrials	18.9

Consumer Discretionary	13.7

Health Care	11.2

Financials	10.4

Energy	3.8

Materials	3.7

Telecommunication Services	0.9

Consumer Staples	0.5

Miscellaneous	4.9

Cash and Cash Equivalents	11.7

Calendar Year Total Returns (%)

YEAR	RCM

2015	-12.5

2014	-3.6

2013	21.0

2012	7.6

2011	-12.1

2010	30.1

2009	57.9

2008	-43.3

2007	4.0

2006	21.1

2005	11.6

2004	13.8

2003	49.2

2002	-12.9

2001	29.7

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	84	90

From 6/30/00 (Russell Microcap Inception)	91	79

Portfolio Diagnostics

Fund Net Assets	$394 million

Number of Holdings	194

Turnover Rate	51%

Average Market Capitalization[1]	$394 million

Weighted Average P/E Ratio[2,3]	19.8x

Weighted Average P/B Ratio[2]	1.7x

Active Share[4]	89%

U.S. Investments (% of Net Assets)	77.2%

Non-U.S. Investments (% of Net Assets)	11.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2015 Annual Report to Shareholders | 7

MANAGER’S DISCUSSION
Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Capital Fund–Small-Cap Portfolio lost 11.8% in 2015 while its small-cap benchmark, the Russell 2000 Index, declined 4.4% for the same period. For the year-to-date period ended June 30, 2015, the Fund fell 0.3% compared to an advance of 4.8% for the benchmark. In the third quarter’s sweeping correction, the portfolio lost 10.3% while the Russell 2000 was down 11.9%. Small-cap growth companies outpaced their value counterparts in the fourth quarter, when the Fund was down 1.4% compared to a 3.6% gain for the Russell 2000. The year proved challenging for strategies focused on valuation, profitability, and out-of-favor companies. Our large weightings in Consumer and Energy stocks and slight exposure to the bio-pharma complex were major factors in underperformance. We are, however, guardedly optimistic looking ahead and were pleased that the Fund beat the Russell 2000 for the 15-year and since inception (12/27/96) periods ended December 31, 2015. Royce Capital Small-Cap’s average annual total return since inception was 10.5%.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s eight equity sectors finished 2015 in the red. The most significant net losses came from holdings in Consumer Discretionary, which also detracted most from relative results by a sizable margin. Both absolute and relative results were hurt by our substantial overweight in this sector’s specialty retail group. A longstanding area of focus, the prospects for many retailers began to look even more attractive in 2014 when oil prices began to decline because consumers often spend more on discretionary purchases when energy prices are low. On the heels of a very difficult holiday season for retailers, we are being patient, confident in the financial strength, management expertise, and previous operational success of our holdings.

Casual clothing retailer The Buckle, a long-term core holding, detracted most in the specialty retail group and second-most in the portfolio as a whole in 2015. Its shares suffered most from the sorry state of mall traffic, which extended into the normally robust holiday shopping season. Our confidence in its capable management team, long history of success, and ability to execute effectively during a very trying period for its industry helped make it a top-10 position at the end of the year. We had a comparably high conviction level for specialty footwear retailer DSW and retail department store operator Dillard’s, as well as other large positions in the sector such as Deckers Outdoors, best known as the makers of UGGs.

Energy was another sector in which losses tested our patience and conviction. The energy equipment & services group posted the portfolio’s second-largest net losses at the industry level. And while our overweight in this group also hampered relative results, our stock selection was a strength vis-à-vis the benchmark. Unit Corporation is a long-time holding that explores for and produces oil and natural gas, is a contract driller, and engages in midstream activities. It has been executing effectively through a painful period for its industry and with access to capital becoming an issue for leveraged energy businesses, the company is operating within its own internal cash flow generation. Shares of residential mortgage insurer Genworth MI Canada often move with the direction of energy prices, and ongoing concerns about mortgage losses in energy-dominated western Canada continued to push its price down. Ever contrarian, we suspect the bulk of those losses have already been reflected in the stock price. It was our eleventh-largest holding at year-end.

In addition to those factors already mentioned, stock selection in Information Technology and Financials, as well as a substantial underweight in banks, hurt relative performance in 2015. Health Care was the top-performing small-cap sector in 2015, but with many health-related companies having no earnings, the sector was not a significant area of investment for the portfolio. Materials was a strength relative to the benchmark—mostly due to effective stock selection—as was Consumer Staples, though its advantage was far more modest.

Top Contributors to Performance For 2015 (%)[1]

Fabrinet	0.84

Steven Madden	0.50

Convergys Corporation	0.36

Miller Industries	0.26

Synaptics	0.26

[1] Includes dividends

Top Detractors from Performance For 2015 (%)[2]

Unit Corporation	-1.26

Buckle (The)	-1.18

Genworth MI Canada	-1.11

Saia	-1.00

Deckers Outdoor	-0.90

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Early in 2016, both the economic and equity fronts looked even more uncertain than usual, especially when the increasingly troubled junk bond market and geopolitical risks were factored in. However, this pessimism about the near term makes us more confident in the long term. Until recently (as well as during the fall of 2015) the general state of small-cap valuations did not look very attractive. The recent contractions in share values, however, have created some potentially promising opportunities. It also appears that the “leverage is good” era has come to a close, which we believe should benefit the kind of conservatively capitalized, free-cash-flow-generating companies that we seek for the portfolio. As we wait for many underperforming holdings to turn around, we maintained a significant overweight in Consumer Discretionary at the end of 2015, as we did in Information Technology and Industrials—two sectors where the portfolio was diversified across a number of industries at the end of the year.

8 | Royce Capital Fund 2015 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/15
	JUL-DEC 2015[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/27/96)

RCS	-11.52	-11.80	7.06	5.95	6.00	8.87	10.48

Annual Operating Expenses: 1.05%

[1]Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Inception Through 12/31/15

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 90% of all 10-year periods; 79% of all 5-year periods; and 55% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	98/109	90%	10.5	6.9

5-year	134/169	79%	11.2	7.4

1-year	120/217	55%	12.5	9.7

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 27 for additional information.

Value of $10,000
Invested on 12/27/96 as of 12/31/15 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

PC Connection	3.0

Brocade Communications Systems	3.0

Vishay Intertechnology	3.0

DSW Cl. A	3.0

Miller Industries	2.9

Buckle (The)	2.9

Fabrinet	2.8

Cato Corporation (The) Cl. A	2.8

Matrix Service	2.8

Shoe Carnival	2.8

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	30.0

Information Technology	22.1

Industrials	16.9

Financials	13.6

Consumer Staples	5.3

Energy	4.7

Materials	1.8

Miscellaneous	2.3

Cash and Cash Equivalents	3.3

Calendar Year Total Returns (%)

YEAR	RCS

2015	-11.8

2014	3.2

2013	34.8

2012	12.5

2011	-3.3

2010	20.5

2009	35.2

2008	-27.2

2007	-2.1

2006	15.6

2005	8.6

2004	25.0

2003	41.1

2002	-13.8

2001	21.0

Upside/Downside Capture Ratios
Periods Ended 12/31/15 (%)
	UPSIDE	DOWNSIDE

10-Year	88	89

From 12/31/96 (Start of Fund’s First Full Quarter)	98	79

Portfolio Diagnostics

Fund Net Assets	$485 million

Number of Holdings	67

Turnover Rate	59%

Average Market Capitalization[1]	$1,042 million

Weighted Average P/E Ratio[2,3]	13.6x

Weighted Average P/B Ratio[2]	1.5x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	90.2%

Non-U.S. Investments (% of Net Assets)	6.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a Manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2015 Annual Report to Shareholders | 9

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio
Common Stocks – 88.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.7%
AUTO COMPONENTS - 1.6%
Drew Industries	34,179	$2,081,160
†Standard Motor Products	50,200	1,910,110
†Superior Industries International	131,700	2,425,914

		6,417,184

DISTRIBUTORS - 0.4%
†Fenix Parts [1,2]	223,400	1,516,886

DIVERSIFIED CONSUMER SERVICES - 1.2%
American Public Education [2]	85,230	1,586,130
Capella Education	71,972	3,326,546

		4,912,676

HOUSEHOLD DURABLES - 0.8%
Cavco Industries [2]	36,804	3,066,141

INTERNET & CATALOG RETAIL - 0.4%
Gaiam Cl. A [2]	240,500	1,500,720

LEISURE PRODUCTS - 1.4%
Arctic Cat	57,100	935,298
Malibu Boats Cl. A [2]	163,600	2,678,132
Smith & Wesson Holding Corporation [2]	83,300	1,830,934

		5,444,364

MEDIA - 0.8%
†Global Eagle Entertainment [1,2]	91,500	903,105
†New Media Investment Group	107,600	2,093,896

		2,997,001

SPECIALTY RETAIL - 5.8%
Boot Barn Holdings [2]	147,300	1,810,317
Buckle (The)	68,225	2,099,965
Build-A-Bear Workshop [2]	85,500	1,046,520
Cato Corporation (The) Cl. A	47,800	1,759,996
Citi Trends	121,886	2,590,078
†Container Store Group (The)[1,2]	165,900	1,360,380
Kirkland’s	176,680	2,561,860
Shoe Carnival	155,500	3,607,600
†Stage Stores	191,900	1,748,209
Stein Mart	392,178	2,639,358
Zumiez [2]	110,500	1,670,760

		22,895,043

TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Culp	133,849	3,409,134
†Vera Bradley [2]	123,400	1,944,784

		5,353,918

Total (Cost $47,073,206)		54,103,933

CONSUMER STAPLES – 0.5%
FOOD PRODUCTS - 0.5%
Limoneira Company	105,300	1,573,182
Waterloo Investment Holdings [2,3]	1,303,907	365,094

Total (Cost $3,245,449)		1,938,276

ENERGY – 3.8%
ENERGY EQUIPMENT & SERVICES - 3.1%
Canadian Energy Services & Technology	288,400	808,695
Dawson Geophysical [2]	155,818	539,130
Gulf Island Fabrication	281,634	2,945,892
Natural Gas Services Group [2]	89,300	1,991,390
Newpark Resources [2]	182,700	964,656
Profire Energy [2]	896,729	887,762
Tesco Corporation	214,680	1,554,283
Total Energy Services	266,500	2,611,650

		12,303,458

OIL, GAS & CONSUMABLE FUELS - 0.7%
Ardmore Shipping	202,800	2,579,616

Total (Cost $18,381,165)		14,883,074

FINANCIALS – 10.4%
BANKS - 1.5%
BCB Holdings [2]	1,751,577	219,485
†Blue Hills Bancorp	101,000	1,546,310
John Marshall Bank [2,4]	55,520	929,960
†Park Sterling	185,000	1,354,200
TriState Capital Holdings [2]	123,872	1,732,969

		5,782,924

CAPITAL MARKETS - 4.1%
FBR & Co.	94,375	1,878,063
Gluskin Sheff + Associates	116,700	1,756,783
GMP Capital	186,400	633,143
INTL FCStone [2]	59,569	1,993,179
JMP Group LLC	293,751	1,603,881
†Newtek Business Services	99,200	1,420,544
†Pzena Investment Management Cl. A	164,800	1,417,280
Silvercrest Asset Management Group Cl. A	234,700	2,790,583
Westwood Holdings Group	51,227	2,668,414

		16,161,870

DIVERSIFIED FINANCIAL SERVICES - 0.6%
GAIN Capital Holdings	294,500	2,388,395

INSURANCE - 0.6%
Blue Capital Reinsurance Holdings	30,792	528,083
eHealth [2]	167,100	1,667,658

		2,195,741

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.8%
AV Homes [2]	168,700	2,161,047
FRP Holdings [2]	59,940	2,034,364
Kennedy-Wilson Holdings	124,030	2,986,642

		7,182,053

THRIFTS & MORTGAGE FINANCE - 1.8%
†Beneficial Bancorp [2]	117,140	1,560,305
†Clifton Bancorp	116,400	1,669,176
†Meridian Bancorp	124,300	1,752,630
†Westfield Financial	259,754	2,181,933

		7,164,044

Total (Cost $41,060,680)		40,875,027

HEALTH CARE – 11.2%
BIOTECHNOLOGY - 2.4%
BioSpecifics Technologies [2]	26,300	1,130,111
†Genomic Health [2]	37,100	1,305,920
Lexicon Pharmaceuticals [1,2]	68,168	907,316
†Progenics Pharmaceuticals [2]	361,300	2,214,769
†Zealand Pharma [2]	184,658	4,046,913

		9,605,029

HEALTH CARE EQUIPMENT & SUPPLIES - 4.7%
†Avinger [1,2]	83,100	1,887,201
†ConforMIS [1,2]	39,300	679,497
CryoLife	264,289	2,849,036
†Inogen [2]	32,200	1,290,898
Novadaq Technologies [1,2]	84,979	1,082,633

10 | Royce Capital Fund 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Capital Fund - Micro-Cap Portfolio (continued)
	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES (continued)
Orthofix International [2]	52,700	$2,066,367
RTI Surgical [2]	353,500	1,403,395
SurModics [2]	131,678	2,669,113
†Synergetics USA (Rights) [2,3]	246,900	46,911
Syneron Medical [2]	196,985	1,518,754
Trinity Biotech ADR Cl. A	110,470	1,299,127
Vascular Solutions [2]	45,600	1,568,184

		18,361,116

HEALTH CARE PROVIDERS & SERVICES - 0.8%
†Nobilis Health [1,2]	339,300	956,826
U.S. Physical Therapy	39,060	2,096,741

		3,053,567

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Harvard Bioscience [2]	555,068	1,926,086

PHARMACEUTICALS - 2.8%
Agile Therapeutics [2]	115,000	1,122,400
†BioDelivery Sciences International [1,2]	317,500	1,520,825
†Intersect ENT [2]	86,300	1,941,750
†Lipocine [2]	108,800	1,406,784
†Relypsa [1,2]	72,500	2,054,650
Theravance Biopharma [1,2]	146,800	2,406,052
Vetoquinol	15,263	653,560

		11,106,021

Total (Cost $36,798,322)		44,051,819

INDUSTRIALS – 18.9%
AEROSPACE & DEFENSE - 1.5%
AeroVironment [2]	54,900	1,617,903
CPI Aerostructures [2]	185,744	1,807,289
†Vectrus [2]	108,100	2,258,209

		5,683,401

BUILDING PRODUCTS - 0.6%
AAON	99,662	2,314,152

COMMERCIAL SERVICES & SUPPLIES - 1.3%
Heritage-Crystal Clean [2]	192,234	2,037,680
Horizon North Logistics	625,700	1,021,957
Hudson Technologies [2]	398,700	1,184,139
US Ecology	27,100	987,524

		5,231,300

CONSTRUCTION & ENGINEERING - 0.8%
MYR Group [2]	108,338	2,232,846
†Northwest Pipe [2]	95,740	1,071,331

		3,304,177

ELECTRICAL EQUIPMENT - 1.4%
Graphite India	456,609	594,781
LSI Industries	333,113	4,060,648
†Power Solutions International [1,2]	45,400	828,550

		5,483,979

INDUSTRIAL CONGLOMERATES - 0.4%
Raven Industries	97,800	1,525,680

MACHINERY - 6.6%
CIRCOR International	79,400	3,346,710
†Federal Signal	86,900	1,377,365
FreightCar America	87,791	1,705,779
Gorman-Rupp Company (The)	55,837	1,492,523
Graham Corporation	163,820	2,755,452
Kadant	74,431	3,022,643
Key Technology [2]	233,029	2,416,511
†Lindsay Corporation	20,800	1,505,920
†Lydall [2]	102,100	3,622,508
RBC Bearings [2]	29,022	1,874,531
Semperit AG Holding	33,906	1,138,221
Sun Hydraulics	37,500	1,189,875
Tennant Company	11,300	635,738

		26,083,776

MARINE - 0.5%
Clarkson	62,900	2,083,989

PROFESSIONAL SERVICES - 4.5%
CRA International [2]	143,706	2,680,117
Exponent	29,694	1,483,215
GP Strategies [2]	83,408	2,094,375
Heidrick & Struggles International	97,100	2,643,062
Kforce	85,600	2,163,968
†Navigant Consulting [2]	162,300	2,606,538
Resources Connection	256,054	4,183,922

		17,855,197

ROAD & RAIL - 1.3%
Marten Transport	187,185	3,313,174
†Patriot Transportation Holding [2]	79,589	1,846,465

		5,159,639

Total (Cost $63,456,058)		74,725,290

INFORMATION TECHNOLOGY – 20.3%
COMMUNICATIONS EQUIPMENT - 1.6%
CalAmp Corporation [2]	76,900	1,532,617
Digi International [2]	158,784	1,806,962
KVH Industries [2]	301,100	2,836,362

		6,175,941

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.3%
CUI Global [1,2]	312,062	2,196,917
DTS [2]	104,400	2,357,352
ePlus [2]	39,796	3,711,375
Fabrinet [2]	141,269	3,365,028
GSI Group [2]	170,900	2,327,658
Neonode [1,2]	675,965	1,710,191
Newport Corporation [2]	103,600	1,644,132
†Orbotech [2]	123,400	2,730,842
†PC Connection	80,297	1,817,924
Perceptron [2]	159,100	1,239,389
Vishay Precision Group [2]	167,400	1,894,968

		24,995,776

INTERNET SOFTWARE & SERVICES - 1.2%
QuinStreet [2]	587,100	2,518,659
Stamps.com [2]	10,300	1,128,983
United Online [2]	89,200	1,051,668

		4,699,310

IT SERVICES - 0.9%
†Cass Information Systems	25,600	1,317,376
Computer Task Group	328,942	2,177,596

		3,494,972

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
†Axcelis Technologies [2]	745,100	1,929,809
Brooks Automation	206,900	2,209,692
Cascade Microtech [2]	177,500	2,884,375
Nanometrics [2]	65,600	993,184
PDF Solutions [2]	197,900	2,145,236

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2015 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio (continued)
	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Photronics [2]	280,300	$3,489,735
Rudolph Technologies [2]	187,093	2,660,462
Sigma Designs [2]	192,800	1,218,496
Silicon Motion Technology ADR	78,300	2,455,488
Ultra Clean Holdings [2]	327,000	1,674,240
Ultratech [2]	79,300	1,571,726
Xcerra Corporation [2]	444,100	2,686,805

		25,919,248

SOFTWARE - 3.0%
†Computer Modelling Group	236,700	1,536,146
Monotype Imaging Holdings	92,442	2,185,329
†QAD Cl. A	78,100	1,602,612
Rubicon Project [2]	171,300	2,817,885
SeaChange International [2]	382,100	2,575,354
Zix Corporation [2]	218,500	1,109,980

		11,827,306

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Super Micro Computer [2]	114,311	2,801,763

Total (Cost $77,624,102)		79,914,316

MATERIALS – 3.7%
CHEMICALS - 2.0%
BioAmber [1,2]	318,179	1,966,346
FutureFuel Corporation	222,300	3,001,050
Quaker Chemical	22,388	1,729,697
†Trecora Resources [2]	114,200	1,414,938

		8,112,031

METALS & MINING - 1.7%
†Ferroglobe	164,600	1,769,450
Haynes International	75,870	2,783,670
Imdex [2]	37,770	5,471
McEwen Mining [1]	869,996	922,196
Olympic Steel	95,970	1,111,332

		6,592,119

Total (Cost $16,458,788)		14,704,150

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
ORBCOMM [2]	482,200	3,491,128

Total (Cost $2,967,015)		3,491,128

MISCELLANEOUS[5] – 4.9%

Total (Cost $19,424,820)		19,235,321

TOTAL COMMON STOCKS

(Cost $326,489,605)		347,922,334

REPURCHASE AGREEMENT – 11.7%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $46,282,154 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 7/31/20, valued at $47,208,938)

(Cost $46,282,000)		46,282,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $16,775,908)	16,775,908

TOTAL INVESTMENTS – 104.3%

(Cost $389,547,513)	410,980,242

LIABILITIES LESS CASH AND OTHER ASSETS – (4.3)%	(17,061,061)

NET ASSETS – 100.0%	$393,919,181

12 | Royce Capital Fund 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2015

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 96.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 30.0%
AUTO COMPONENTS - 3.4%
Dorman Products [2]	54,700	$2,596,609
†Gentex Corporation	526,800	8,434,068
STRATTEC SECURITY	94,319	5,328,080

		16,358,757

AUTOMOBILES - 0.7%
Thor Industries	61,585	3,457,998

MEDIA - 1.7%
Saga Communications Cl. A	211,482	8,131,483

MULTILINE RETAIL - 1.8%
†Dillard’s Cl. A	132,400	8,700,004

SPECIALTY RETAIL - 18.3%
American Eagle Outfitters	717,385	11,119,467
Ascena Retail Group [2]	90,780	894,183
Buckle (The)	452,154	13,917,300
Cato Corporation (The) Cl. A	372,168	13,703,226
DSW Cl. A	599,327	14,299,942
GameStop Corporation Cl. A	89,772	2,517,207
Genesco [2]	215,835	12,265,903
Shoe Carnival	584,668	13,564,298
Stein Mart	923,970	6,218,318

		88,499,844

TEXTILES, APPAREL & LUXURY GOODS - 4.1%
Deckers Outdoor [2]	209,186	9,873,579
G-III Apparel Group [2]	60,700	2,686,582
Movado Group	237,529	6,106,871
Steven Madden [2]	48,700	1,471,714

		20,138,746

Total (Cost $154,712,102)		145,286,832

CONSUMER STAPLES – 5.3%
FOOD & STAPLES RETAILING - 2.7%
†Fresh Market (The)[1,2]	239,700	5,613,774
Village Super Market Cl. A	282,402	7,441,293

		13,055,067

PERSONAL PRODUCTS - 2.6%
Nu Skin Enterprises Cl. A	333,673	12,642,870

Total (Cost $27,425,860)		25,697,937

ENERGY – 4.7%
ENERGY EQUIPMENT & SERVICES - 4.7%
Helmerich & Payne	71,200	3,812,760
Matrix Service [2]	663,050	13,619,047
Unit Corporation [2]	454,740	5,547,828

Total (Cost $31,447,182)		22,979,635

FINANCIALS – 13.6%
BANKS - 3.4%
Ames National	214,183	5,202,505
Camden National	169,248	7,462,145
City Holding Company	81,755	3,731,298

		16,395,948

CAPITAL MARKETS - 1.6%
Federated Investors Cl. B	69,496	1,991,060
†Moelis & Company Cl. A	195,400	5,701,772

		7,692,832

INSURANCE - 3.3%
Allied World Assurance Company Holdings	110,632	4,114,404

Reinsurance Group of America	139,100	11,900,005

		16,014,409

THRIFTS & MORTGAGE FINANCE - 5.3%
Genworth MI Canada	701,350	13,482,626
TrustCo Bank Corp. NY	1,994,786	12,247,986

		25,730,612

Total (Cost $55,018,747)		65,833,801

INDUSTRIALS – 16.9%
COMMERCIAL SERVICES & SUPPLIES - 1.4%
UniFirst Corporation	63,919	6,660,360

CONSTRUCTION & ENGINEERING - 1.6%
MYR Group [2]	370,897	7,644,187

MACHINERY - 7.1%
Alamo Group	202,666	10,558,898
Federal Signal	637,942	10,111,381
Miller Industries [6]	641,245	13,966,316

		34,636,595

PROFESSIONAL SERVICES - 1.4%
Korn/Ferry International	116,946	3,880,268
TrueBlue [2]	120,400	3,101,504

		6,981,772

ROAD & RAIL - 4.4%
Knight Transportation	93,800	2,272,774
†Saia [2]	475,132	10,571,687
†Werner Enterprises	353,069	8,258,284

		21,102,745

TRADING COMPANIES & DISTRIBUTORS - 1.0%
Applied Industrial Technologies	119,344	4,832,239

Total (Cost $80,938,750)		81,857,898

INFORMATION TECHNOLOGY – 22.1%
COMMUNICATIONS EQUIPMENT - 4.2%
†Brocade Communications Systems	1,574,800	14,456,664
TESSCO Technologies	303,377	5,906,750

		20,363,414

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 13.5%
Benchmark Electronics [2]	482,698	9,977,368
Fabrinet [2]	579,188	13,796,258
Key Tronic [2]	367,451	2,792,628
PC Connection	648,305	14,677,625
Rofin-Sinar Technologies [2]	145,353	3,892,553
ScanSource [2]	183,037	5,897,452
Vishay Intertechnology	1,195,699	14,408,173

		65,442,057

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
MKS Instruments	328,798	11,836,728

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.0%
Super Micro Computer [2]	384,200	9,416,742

Total (Cost $105,214,258)		107,058,941

MATERIALS – 1.8%
CHEMICALS - 0.5%
Innospec	44,296	2,405,716

METALS & MINING - 1.3%
Reliance Steel & Aluminum	113,100	6,549,621

Total (Cost $7,799,892)		8,955,337

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2015 Annual Report to Shareholders | 13

Schedules of Investments	December 31, 2015

Royce Capital Fund - Small-Cap Portfolio (continued)

VALUE
MISCELLANEOUS[5] – 2.3%

Total (Cost $10,222,071)	$10,909,113

TOTAL COMMON STOCKS

(Cost $472,778,862)	468,579,494

REPURCHASE AGREEMENT – 2.0%
Fixed Income Clearing Corporation, 0.03% dated 12/31/15, due 1/4/16, maturity value $9,922,033 (collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $10,122,633)

(Cost $9,922,000)	9,922,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.0%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.1079%)

(Cost $4,709,253)	4,709,253

TOTAL INVESTMENTS – 99.7%

(Cost $487,410,115)	483,210,747

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%	1,332,209

NET ASSETS – 100.0%	$484,542,956

†	New additions in 2015.
[1]	All or a portion of these securities were on loan at December 31, 2015.
[2]	Non-income producing.
[3]
Securities for which market quotations are not readily available represent 0.1% of net assets for Royce Micro-Cap Portfolio. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2015 and less than 1% of net assets.
[6]
At December 31, 2015, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2015, market value.

14 | Royce Capital Fund 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2015

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)

Non-Affiliated Companies	$364,698,242	$459,322,431

Affiliated Companies	–	13,966,316

Repurchase agreements (at cost and value)	46,282,000	9,922,000

Cash and foreign currency	64,519	267

Receivable for investments sold	2,997,382	2,630,531

Receivable for capital shares sold	19,699	3,847,582

Receivable for dividends and interest	491,249	783,660

Prepaid expenses and other assets	1,912	3,090

Total Assets	414,555,003	490,475,877

LIABILITIES:
Payable for collateral on loaned securities	16,775,908	4,709,253

Payable for investments purchased	3,113,726	264,208

Payable for capital shares redeemed	222,907	417,343

Payable for investment advisory fees	421,571	411,619

Payable for trustees’ fees	17,879	27,537

Accrued expenses	83,831	102,961

Total Liabilities	20,635,822	5,932,921

Net Assets	$393,919,181	$484,542,956

ANALYSIS OF NET ASSETS:
Paid-in capital	$382,169,907	$396,565,840

Undistributed net investment income (loss)	1,115,036	8,128,623

Accumulated net realized gain (loss) on investments and foreign currency	(10,783,366)	84,047,861

Net unrealized appreciation (depreciation) on investments and foreign currency	21,417,604	(4,199,368)

Net Assets	$393,919,181	$484,542,956

Investment Class	$369,991,529	$356,258,191

Service Class	23,927,652	128,284,765

SHARES OUTSTANDING (unlimited number of $.001 par value):

Investment Class	39,599,242	42,269,971

Service Class	2,601,600	15,518,404

NET ASSET VALUES (Net Assets ÷ Shares Outstanding): (offering and redemption price per share)

Investment Class	$9.34	$8.43

Service Class	9.20	8.27

Investments at identified cost	$343,265,513	$477,488,115

Market value of loaned securities	15,946,604	4,548,070

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2015 Annual Report to Shareholders | 15

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,141,836	$(1,834,886)	$8,163,381	$3,444,089

Net realized gain (loss) on investments and foreign currency	(8,459,715)	29,875,433	84,701,438	113,988,714

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(52,144,433)	(49,586,578)	(176,739,507)	(104,002,230)

Net increase (decrease) in net assets from investment operations	(59,462,312)	(21,546,031)	(83,874,688)	13,430,573

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(2,901,869)	(741,245)

Service Class	–	–	(531,216)	–

Net realized gain on investments and foreign currency
Investment Class	(22,732,913)	(38,500,129)	(83,492,081)	(68,334,587)

Service Class	(1,477,528)	(2,136,259)	(30,905,513)	(25,598,591)

Total distributions	(24,210,441)	(40,636,388)	(117,830,679)	(94,674,423)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold

Investment Class	23,057,875	34,040,117	58,598,873	92,372,709

Service Class	21,743,323	10,649,666	108,464,616	111,830,167

Distributions reinvested

Investment Class	22,732,913	38,500,129	86,393,950	69,075,832

Service Class	1,477,528	2,136,259	31,436,729	25,598,590

Value of shares redeemed

Investment Class	(83,133,268)	(101,565,924)	(219,205,561)	(265,398,011)

Service Class	(21,081,964)	(22,201,733)	(174,837,530)	(125,943,712)

Net increase (decrease) in net assets from capital share transactions	(35,203,593)	(38,441,486)	(109,148,923)	(92,464,425)

Net Increase (Decrease) in Net Assets	(118,876,346)	(100,623,905)	(310,854,290)	(173,708,275)

NET ASSETS:

Beginning of year	512,795,527	613,419,432	795,397,246	969,105,521

End of year	$393,919,181	$512,795,527	$484,542,956	$795,397,246

Undistributed Net Investment Income (Loss) at End of Year	$1,115,036	$(75,328)	$8,128,623	$3,431,389

16 | Royce Capital Fund 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Year Ended December 31, 2015

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$6,916,936	$15,319,178

Affiliated Companies	–	729,778

Foreign withholding tax	(174,220)	(144,542)

Interest	568	103

Securities lending	461,403	2,149

Total income	7,204,687	15,906,666

EXPENSES:
Investment advisory fees	5,669,277	6,856,866

Distribution fees	69,707	473,211

Custody	79,248	74,913

Administrative and office facilities	76,201	120,291

Trustees’ fees	57,045	89,643

Audit	46,540	25,491

Shareholder reports	36,660	49,227

Shareholder servicing	13,454	13,285

Legal	6,563	10,387

Other expenses	19,383	29,972

Total expenses	6,074,078	7,743,286

Compensating balance credits	(74)	(1)

Fees waived by distributor	(11,153)	–

Net expenses	6,062,851	7,743,285

Net investment income (loss)	1,141,836	8,163,381

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	(8,161,018)	87,412,179

Investments in Affiliated Companies	(270,683)	(2,681,500)

Foreign currency transactions	(28,014)	(29,241)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(52,139,532)	(176,739,493)

Other assets and liabilities denominated in foreign currency	(4,901)	(14)

Net realized and unrealized gain (loss) on investments and foreign currency	(60,604,148)	(92,038,069)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(59,462,312)	$(83,874,688)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2015 Annual Report to Shareholders | 17

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets			Ratio of Net

			Net Realized and		Distributions	Distributions from								Investment
	Net Asset Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Micro-Cap Portfolio–Investment Class
2015	$11.37	$0.03	$(1.45)	$(1.42)	$–	$(0.61)	$(0.61)	$9.34	(12.46)%	$369,991	1.32%	1.32%	1.32%	0.27%	51%

2014	12.83	(0.04)	(0.44)	(0.48)	–	(0.98)	(0.98)	11.37	(3.58)	485,434	1.30	1.30	1.30	(0.32)	25

2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30

2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21

2011	12.18	(0.03)	(1.45)	(1.48)	(0.29)	–	(0.29)	10.41	(12.10)	569,498	1.32	1.32	1.32	(0.31)	35

Micro-Cap Portfolio–Service Class
2015	$11.23	$0.00	$(1.42)	$(1.42)	$–	$(0.61)	$(0.61)	$9.20	(12.61)%	$23,928	160%	1.60%	1.56%	0.01%	51%

2014	12.72	(0.07)	(0.44)	(0.51)	–	(0.98)	(0.98)	11.23	(3.84)	27,362	1.57	1.57	1.57	(0.60)	25

2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30

2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21

2011	12.13	(0.11)	(1.39)	(1.50)	(0.28)	–	(0.28)	10.35	(12.26)	26,096	1.60	1.60	1.49	(0.46)	35

Small-Cap Portfolio–Investment Class
2015	$12.65	$0.17	$(1.66)	$(1.49)	$(0.09)	$(2.64)	$(2.73)	$8.43	(11.80)%	$356,258	1.06%	1.06%	1.06%	1.26%	59%

2014	13.92	0.06	0.35	0.41	(0.02)	(1.66)	(1.68)	12.65	3.24	577,222	1.05	1.05	1.05	0.44	36

2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43

2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62

2011	10.45	0.01	(0.35)	(0.34)	(0.04)	–	(0.04)	10.07	(3.28)	651,243	1.05	1.05	1.05	0.11	36

Small-Cap Portfolio–Service Class
2015	$12.44	$0.13	$(1.62)	$(1.49)	$(004)	$(2.64)	$(2.68)	$8.27	(11.97)%	$128,285	1.31%	1.31%	1.31%	1.00%	59%

2014	13.74	0.03	0.33	0.36	–	(1.66)	(1.66)	12.44	2.92	218,175	1.30	1.30	1.30	0.21	36

2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43

2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62

2011	10.38	(0.01)	(0.36)	(0.37)	(0.03)	–	(0.03)	9.98	(3.55)	79,565	1.30	1.30	1.26	(0.02)	36

18 | Royce Capital Fund 2015 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Micro-Cap Portfolio
Common Stocks	$338,057,435	$9,452,894	$412,005	$347,922,334

Cash Equivalents	16,775,908	46,282,000	–	63,057,908

Royce Capital Fund 2015 Annual Report to Shareholders | 19

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Small-Cap Portfolio
Common Stocks	$468,579,494	$–	$–	$468,579,494

Cash Equivalents	4,709,253	9,922,000	–	14,631,253

Level 3 Reconciliation:

	BALANCE AS OF 12/31/14	PURCHASES	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/15

Micro-Cap Portfolio

Common Stocks	$ 495,485	$ 46,911	$ (130,391)	$ 412,005

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/15	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Micro-Cap Portfolio

Common Stocks	$412,005	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2015 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:

The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

20 | Royce Capital Fund 2015 Annual Report to Shareholders

SECURITIES LENDING (continued):

The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2015:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1,2]	COLLATERAL RECEIVED AND PLEDGED	NET AMOUNT

Micro-Cap Portfolio

Securities on Loan/Collateral on Loaned Securities	$ 16,775,908	$ (16,775,908)	$ –

Small-Cap Portfolio

Securities on Loan/Collateral on Loaned Securities	4,709,253	(4,709,253)	–

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	The remaining contractual maturity of collateral shown is overnight and continuous.

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 14, 2016. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2015.

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14	12/31/15	12/31/14

Micro-Cap Portfolio
Investment Class	2,193,270	2,766,262	2,452,310	3,474,741	(7,730,897)	(8,184,466)	(3,085,317)	(1,943,463)

Service Class	1,948,437	857,026	161,832	195,270	(1,944,861)	(1,819,692)	165,408	(767,396)

Small-Cap Portfolio
Investment Class	4,944,917	6,738,487	10,248,393	5,602,257	(18,553,322)	(19,656,878)	(3,360,012)	(7,316,134)

Service Class	8,803,822	8,085,397	3,801,297	2,110,354	(14,618,708)	(9,568,161)	(2,013,589)	627,590

Royce Capital Fund 2015 Annual Report to Shareholders | 21

Notes to Financial Statements (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. For the year ended December 31, 2015, Micro-Cap Portfolio recorded advisory fees of $5,669,277 and Small-Cap Portfolio recorded advisory fees of $6,856,866.

DISTRIBUTOR:

Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2015, Micro-Cap Portfolio-Service Class recorded net distribution fees of $58,554 and Small-Cap Portfolio-Service Class recorded net distribution fees of $473,211.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2015, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Micro-Cap Portfolio	$ 208,591,327	$ 280,895,441

Small-Cap Portfolio	387,658,281	602,801,880

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which R&A serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2015, were as follows:

	PURCHASES	SALES	REALIZED GAIN (LOSS)

Micro-Cap Portfolio	$ 9,279,173	$ 13,460,387	$ 4,222,472

Small-Cap Portfolio	11,831,233	12,169,675	284,522

Class Specific Expenses:
Class specific expenses were as follows for the year ended December 31, 2015:

	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER	TRANSFER AGENT
	FEES	SERVICING	REPORTS	BALANCE CREDITS	TOTAL

Micro-Cap Portfolio – Investment Class	$–	$7,152	$34,035	$(1)	$41,186

Micro-Cap Portfolio – Service Class	58,554	6,302	2,625	–	67,481

	58,554	13,454	36,660	(1)

Small-Cap Portfolio – Investment Class	–	6,913	40,655	(1)	47,567

Small-Cap Portfolio – Service Class	473,211	6,372	8,572	–	488,155

	473,211	13,285	49,227	(1)

TAX INFORMATION:
At December 31, 2015, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Micro-Cap Portfolio	$ 390,772,416	$ 20,207,826	$ 63,144,800	$ 42,936,974

Small-Cap Portfolio	488,014,481	(4,803,734)	51,898,134	56,701,868

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investments Companies.

Distributions during the years ended December 31, 2015 and 2014 were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2015	2014	2015	2014

Micro-Cap Portfolio	$ 1,249,734	$ 1,303,997	$ 22,960,707	$ 39,332,391

Small-Cap Portfolio	10,499,648	27,969,074	107,331,031	66,705,349

The tax basis components of distributable earnings at December 31, 2015, were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSSES NOT SUBJECT TO EXPIRATION)	NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	TOTAL DISTRIBUTABLE EARNINGS

Micro-Cap Portfolio	$ 1,355,743	$ (9,799,168)	$ 20,192,699	$ 11,749,274

Small-Cap Portfolio	8,128,625	84,652,225	(4,803,734)	87,977,116

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

22 | Royce Capital Fund 2015 Annual Report to Shareholders

TAX INFORMATION (continued):

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2015, the Funds recorded the following permanent reclassifications, which relate primarily to foreign currency transactions, dividend redesignations and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN CAPITAL

Micro-Cap Portfolio	$ 48,528	$ (48,528)	$ –

Small-Cap Portfolio	(33,062)	33,062	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2012 – 2015) and has concluded that as of December 31, 2015, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2015:

	SHARES	MARKET VALUE	COST OF	COST OF	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/14	12/31/14	PURCHASES	SALES	GAIN (LOSS)	INCOME	12/31/15	12/31/15

Micro-Cap Portfolio

Key Technology[1]	313,129	$4,008,051	$174,060	$1,281,776	$(270,683)	$–

		4,008,051			(270,683)	–

Small-Cap Portfolio

Key Tronic[1]	607,681	4,824,987	5,260	2,743,454	(625,189)	–

Miller Industries	649,645	13,506,119	474,342	641,744	57,466	420,589	641,245	$13,966,316

TESSCO Technologies[1]	428,561	12,428,269	198,927	5,124,586	(2,113,777)	309,189

		30,759,375			(2,681,500)	729,778		13,966,316

[1]	Not an Affiliated Company at December 31, 2015.

Royce Capital Fund 2015 Annual Report to Shareholders | 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2016

24 | Royce Capital Fund 2015 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2015, and held for the entire six-month period ended December 31, 2015. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2015 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 7/1/15	12/31/15	the Period[1]	Value 7/1/15	12/31/15	the Period[1]	Ratio[2]

Investment Class
Micro-Cap Portfolio	$1,000.00	$884.76	$6.37	$1,000.00	$1,018.45	$6.82	1.34%

Small-Cap Portfolio	1,000.00	884.78	5.08	1,000.00	1,019.81	5.45	1.07%

Service Class
Micro-Cap Portfolio	1,000.00	884.91	7.27	1,000.00	1,017.49	7.78	1.53%

Small-Cap Portfolio	1,000.00	883.84	6.22	1,000.00	1,018.60	6.67	1.31%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information
In January 2016, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2015.
2015 Supplemental Tax Information:

	%	% U.S. GOVT	% INCOME QUALIFYING	LONG-TERM CAPITAL GAIN DISTRIBUTION
FUND	QDI	INCOME	FOR DRD	MAXIMUM ALLOWABLE (OOO’s)

Micro-Cap Portfolio	100.00%	N/A	100.00%	$ 22,962

Small-Cap Portfolio	100.00%	N/A	100.00%	107,331

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Royce Capital Fund 2015 Annual Report to Shareholders | 25

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee1, President
Age: 50 | Number of Funds Overseen: 25 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 67 | Number of Funds Overseen: 25 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 77 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 73 | Number of Funds Overseen: 46 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 76 | Number of Funds Overseen: 25 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 70 | Number of Funds Overseen: 46 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 57 | Number of Funds Overseen: 25 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 48 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 56 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

26 | Royce Capital Fund 2015 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

Royce Capital Fund 2015 Annual Report to Shareholders | 27

This page is intentionally left blank.

About The Royce Funds

Wealth of Experience
With approximately $19 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 24 portfolio managers and analysts and seven traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
Contact Us

Co-Ownership of Funds
It is important that our employees and shareholders share a common financial goal. Our officers, employees, and their families currently have approximately $111 million invested in The Royce Funds and are often among the largest individual shareholders.
GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2015 - $46,888
Year ended December 31, 2014 - $39,195

(b)	Audit-Related Fees:
Year ended December 31, 2015 - $0
Year ended December 31, 2014 - $0

(c)	Tax Fees:
Year ended December 31, 2015 - $17,950 – Preparation of tax returns and excise tax review
Year ended December 31, 2014 - $17,302 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2015 - $0
Year ended December 31, 2014 - $0

(e)(1)      Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

               If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

               Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed

2

engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2015 - $17,950
Year ended December 31, 2014 - $17,302

(h)	No such services were rendered during 2015 or 2014.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

3

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: February 29, 2016		Date: February 29, 2016

4